EXHIBIT 99.1

®
Generating
Value
CLECO CORPORATION
Analyst Day Presentation
March 18, 2008

Executive Management Team
Mike Madison
President & CEO

Dilek Samil
 President & COO, Cleco Power

 Darren Olagues
 Senior VP, Cleco Midstream Resources

 Kathleen Nolen
 Senior VP & CFO

Forward-Looking Statements
This presentation contains forward-looking statements about
future results and circumstances with respect to which there are many risks and uncertainties. Although the company
believes that expectations reflected in such forward-looking statements are based on reasonable assumptions, we can
give no assurances that these expectations will prove to be
correct or that other benefits anticipated in the forward-
looking statements will be achieved. For a discussion of risk factors and other factors that may cause the company’s
actual results to differ materially from those contemplated in its forward-looking statements, please refer to the company’s filings with the SEC.

Agenda
▪ Corporate Profile
▪ Strategy
▪ Industry Observations
▪ Cleco’s Unique Position
▪ Cleco Power
▪ Cleco Midstream Resources
▪ Financial Condition
▪ Major Accomplishments
▪ Value Drivers
▪ 2010 Sum of the Parts
▪ Q&A

Existing Regulated Power Stations
Existing Non-Regulated Power Stations
*Cleco Service Territory
Corporate Profile
Two primary businesses:
Cleco Power
 ▪ Regulated electric utility subsidiary
 serving 273,000 customers
 ❖ 1,359 MW of generation capacity
 ❖ 11,408 distribution circuit miles
 ❖ 1,214 transmission circuit miles
Cleco Midstream Resources
 ▪ Wholesale generation subsidiary
 ❖ Two efficient natural gas-fired
 plants
 ❖ 1,355 MW of generation capacity

Clear, Consistent Strategy
▪ Focused on our core business - Cleco Power
 ▪ We’re good at running our regulated utility
 ▪ We’ve been in the business for more than 70 years
 ▪ We plan to expand through investments such as Rodemacher 3
 ▪ We will succeed by continuing to build constructive relationships with our regulators to achieve positive outcomes for our customers and shareholders
▪ Wholesale generation business working diligently to
 maximize cash flow and earnings of existing assets
 ▪ We’re pursuing contracts that provide stable cash flows and meet our conservative risk profile

Industry Observations
▪ Fuel costs are escalating
▪ Nation still in need of new transmission
▪ Strong possibility of carbon legislation and other
 environmental mandates
▪ Outcome of 2008 presidential election campaign
 will shape future environmental agenda

Cleco’s Unique Position
▪ Rodemacher 3 unit halfway complete
▪ Pursuing additional capacity needs through long
 -term RFP
▪ Constructive regulatory environment
▪ Two efficient natural gas-fired power plants
▪ Financially strong
▪ Employees who consistently perform

Cleco Power LLC

▪ Diversify fuel portfolio
▪ Reduce dependence on natural
 gas, lower fuel costs and make
 Cleco more competitive
▪ Fuel switching capability provide
 option of burning biomass for
 possible CO2 legislation
▪ Petroleum coke is primary fuel
 source
▪ Estimated completion date is
 fourth quarter of 2009
Rodemacher 3 - First Step in Growth
Strategy
▪ $1 billion rate base investment
▪ $630 million in expenditures
 (including AFUDC) as of Dec.
 31, 2007
▪ 22 months of 42-month
 construction schedule complete
▪ 600-MW solid-fuel unit
▪ Circulating-Fluidized Bed (CFB)
 technology - “clean coal”
▪ Positive impact on Louisiana’s
 economy

Purchased Power
Natural Gas & Oil
Coal & Lignite
Natural Gas & Oil
Purchased Power
Coal, Lignite &
Petcoke
1Based on capacity and Cleco estimates of 2010 peak demand. Data includes 600 MW of incremental capacity from Rodemacher 3.
49%
40%
11%
39%
22%
39%
Rodemacher 3 - Solid Fuel will
Improve Competitive Position

Rodemacher 3 Time Lapse Video

Jan. 2008 - June 2008
Prepare
Rate
Case
July 2008 - March 2009
Discovery
Jan. 2009 - March 2009
Mid-April 2009
Mid-May 2009
Commercial
Operation Date
Settlement
Discussions
Hearing
LPSC
Approval
Rate Change
Implemented
July
2008
January
2009
July
2009
December
2009
April
2009
January
2008
May
2009
Base Rate Case will be Filed
by July 1, 2008

650
Long-Term RFP Results Due
August 2008
350
650

Long-Term RFP Results Due
August 2008 (continued)
▪ Issued RFP in Oct. 2007
▪ Proposals received in Dec. 2007
▪ Currently reviewing proposals
▪ Self-build proposals will be tested against market
 proposals
▪ Review is being overseen by independent monitor
▪ Plan to announce the short list in April 2008
▪ Plan to announce the winning bids in Aug. 2008

Working to Improve Transmission
Reliability
▪ Transmission constraints an ongoing problem
▪ Opportunity to invest and improve electric
 service reliability
▪ Cleco Power working on a proposal with
 neighboring utilities, an ICT, the LPSC and
 other regulatory agencies

Our People Generate Value
▪ Experienced employees and
 operational excellence
▪ Strong record of customer
 satisfaction
▪ Reliable service
▪ Storm response
▪ Constructive regulatory
 environment
▪ Steady progress made toward
 fuel diversity

Cleco Midstream
Resources LLC

Midstream’s Strengths will Help
Maximize Value of Assets
▪ New generating fleet
▪ Fuel efficiency (low heat rates)
▪ In a good position for any future carbon legislation
▪ New partner at Acadia

Evangeline - Tolling Agreement
Continues to Provide Value
▪ New tolling partner, Bear Energy LP (J.P. Morgan Chase)
 ❖Terms of 20-year tolling agreement remained the same
 ❖Credit support for toll now provided by Bear Stearns
 ❖Tolling agreement is working as designed
▪ First major outage since 2000 scheduled for this year
 ❖Will cost approximately $13 million (includes $4 million in capital)
 ❖Levelized some maintenance expense, but we will still have routine outage cycles

Acadia - Increased Marketing Efforts
▪ Resolved all issues related to Calpine’s bankruptcy and the
 Acadia plant through a settlement
▪ Cajun Gas Energy, L.L.C. is our new partner
 ▪ 50% ownership purchased for $326/kw
▪ Midstream is operating the plant
▪ Acadia has participated in a number of RFPs and
 continues to pursue short-term and long-term contracts
▪ Results of initial marketing efforts should be known in
 second quarter

▪ Key Market Developments
 ▪ ICT transmission upgrade for Acadiana Load Pocket
 ▪ Enhanced Entergy weekly procurement process
 ▪ Increasing number of RFPs allow for capacity to be priced long term
 ▪ Carbon legislation should be beneficial to gas-fired generation values
Regional Market Outlook -
SERC-Entergy Region

Well-Positioned Financially due to
Major Accomplishments
Multiple Success Stories
▪ Rate plan extension approved
▪ AFUDC - 75% of Rodemacher 3 carrying costs approved
▪ August 2006 sale of common stock
▪ Tax exempt solid-waste disposal bonds
▪ Settlement reached on 2005 storm costs
▪ Securitization of storm costs and storm reserve

Value Drivers Offer Transparent
Growth
▪ Rodemacher 3 to essentially double rate base
▪ Utility base business has opportunity to increase ROE
 in 2010
▪ RFP offers potential generation investment
▪ Transmission investment under development
▪ Acadia value overlooked in P/E multiple
▪ Dividend growth possible
▪ Post-2010 cash generation offers long-term growth capital

2010
$35.63
2008
$30.53
Discount 2 years
at 8%
Sum of the Parts: 2010

Generating Value
Questions?